UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

XEDAR CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.
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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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XEDAR CORPORATION
8310 South Valley Highway, Suite 220
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 24, 2007

To Our Shareholders:

The 2007 Annual Meeting of Shareholders of XEDAR CORPORATION, a Colorado corporation (the “Company”), will be held in the Conference Room of Cherry Creek Capital Partners, 3773 Cherry Creek North Drive, Suite 1075, Denver, Colorado 80209 on April 24, 2007, at 1:00 p.m., Mountain time, for the following purposes:

1. To elect seven (7) directors to serve for a one year term or until their successors are duly elected and qualified;

2. To ratify the selection of Ehrhardt Keefe Steiner & Hottman PC as the independent registered public accountants for the Company; and

3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors of the Company has fixed the close of business on April 2, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Shares of the Company’s common stock may be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, which contains audited financial statements, was mailed with this Notice and Proxy Statement to all shareholders of record on the record date.

Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for the election of the directors as proposed and the ratification of the accountants.

By Order of the Board of Directors

HUGH H. WILLIAMSON, III
Chair, President and Chief Executive Officer
Englewood, Colorado
April 4, 2007

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENDLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

XEDAR CORPORATION
8310 South Valley Highway, Suite 220
Englewood, Colorado 80112

PROXY STATEMENT

The Board of Directors of XEDAR CORPORATION, a Colorado corporation (the “Company”), is soliciting proxies to be used at the 2007 Annual Meeting of Shareholders of the Company to be held on April 24, 2007, at 1:00 p.m., Mountain time, in the Conference Room of Cherry Creek Capital Partners, 3773 Cherry Creek North Drive, Suite 1075, Denver, Colorado 80209, and any adjournment(s) thereof (the “Annual Meeting”). This Proxy Statement and the enclosed form of Proxy will be mailed to shareholders beginning on April 4, 2007.

Who Can Vote

Shareholders of record as of the close of business on April 2, 2007 (the “Record Date”), may vote at the Annual Meeting and at any adjournment(s) of the Annual Meeting. Each shareholder has one vote for each share of the Company’s Common Stock, no par value per share (the “Common Stock”), held of record by such shareholder on the Record Date. On the Record Date, there were 22,650,518 shares of the Company’s Common Stock issued and outstanding.

How You Can Vote

All valid proxies received by the Secretary of the Company before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted and, where a shareholder specifies by means of the shareholder’s proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If you do not specify on your proxy card how you want to vote your shares and authority to vote is not specifically withheld, your shares will be voted as follows: (i) for the election of the persons named in the proxy to serve as directors; (ii)
for ratification of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as the independent registered public accountants of the Company; and (iii) the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. Shareholders whom hold their shares in “street name” (i.e., in the name of a bank, broker or other record holder) must vote their shares in the manner prescribed by their banks, brokers or other record holders.

How You Can Revoke Your Proxy

You can revoke your proxy at anytime before it is exercised in one of three ways:

(1)  by delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy;

(2)  by duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares; or

(3)  by attending the Annual Meeting and voting in person, provided that the shareholder notifies the Secretary at the Annual Meeting of the shareholder’s intention to vote in person at any time prior to the voting of the shareholder’s proxy..

Required Votes

A plurality of the votes cast by shareholders who are either present in person or represented by proxy at the Annual Meeting is required to elect the seven (7) nominees for director under proposal number 1. Approval of proposal number 2 requires the affirmative vote of a majority of the shares present and entitled to vote on these proposals at the Annual Meeting. The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote “against” any matter as to which a specific proportion of affirmative votes is required for approval. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on these matters (so called “broker non-votes”) are counted for the purpose of determining the presence of or absence of a quorum but are not counted for determining the number of votes for or against a proposal.

Dissenter’s Rights or Appraisal Rights

Pursuant to applicable Colorado law, there are no dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Other Matters to be Acted Upon at the Annual Meeting

The Company knows of no matters other than the election of directors and the ratification of the independent registered public accountants that are expected to be presented for consideration at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the shares represented by proxies will be voted in accordance the judgments of the persons voting those shares.

Solicitation

The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing the Proxy Statement to all shareholders entitled to vote at the Annual Meeting. Proxies may also be solicited by the officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

Communications with the Board of Directors

Shareholders may communicate with any and all members of the Company’s Board of Directors by transmitting correspondence by mail to:

Xedar Corporation
8310 South Valley Hwy., Suite 220
Englewood, CO 80112
Attn: Corporate Secretary
Shareholder Communications

         Shareholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is directed and that the communication is from a Company shareholder. Shareholder communications received by the Corporate Secretary will be promptly forwarded to the specified director or group of directors, as appropriate. Communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. We generally will not forward to a director or group of directors a shareholder communication that requests general information about the Company that can be handled by our corporate staff.

If a communication is sent to the Board of Directors or a Committee thereof, the Chairman of the Board or the Chairman of that Committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response may be coordinated with counsel.

ELECTION OF DIRETORS
(PROPOSAL NUMBER 1)

General Information

The Company’s current directors are Hugh H. Williamson, III, Samuel J. Camarata, Jr., Jack H. Jacobs, Trusten A. McArtor, John P. Moreno, Craig A. Parker and Roger J. Steinbecker. Their terms expire upon the election and qualification of their successors at the Annual Meeting. The Board of Directors has nominated each of these current directors as nominees for election as directors in the election to be held at the Annual Meeting. The Board of Directors intends to vote for the election of its nominees at the Annual Meeting.

If unforeseen circumstances make it necessary for the Board of Directors to substitute another person for any of its nominees, your shares will be voted for that person, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, the Board of Directors will either reduce the number of directors or later fill the vacancy with a person of their own choosing. The information concerning the nominees and their shareholdings in the Company has been provided by the nominees to the Company.

The seven (7) nominees receiving a plurality of the votes by shares represented and entitled to vote at the Annual Meeting, if a quorum is present, will be elected as directors of the Company.

Directors

The following table sets forth the names and ages of the directors of the Company and certain additional information:

Name	Age	Position

Hugh H. Williamson, III	65	President, CEO
		and Director (Chair)
Samuel J. Camarata, Jr.	51	Director
Jack H. Jacobs	61	Director
Trusten A. McArtor	64	Director
John P. Moreno	49	Director
Craig A. Parker	42	Director
Roger J. Steinbecker	64	Director

Hugh H. Williamson, III. Since December 31, 2006, Mr. Williamson has been our President and Chief Executive Officer and a Director, and since 1994 the principal investor in and Chairman of Premier Data Services, Inc. Mr. Williamson is a former Fortune 500 Chairman and Chief Executive Officer, and has extensive Chief Executive Officer experience in New York Stock Exchange, American Stock Exchange, and privately held companies. Currently, he is a principal investor and an active participant in several other business enterprises. He has a Masters in Business Administration from Texas Tech University and a Bachelor of Science in Engineering Sciences from the United States Air Force Academy. Mr. Williamson is also a director of Emageon, Inc., which has its securities registered under the Securities Exchange Act of 1934.

Samuel J. Camarata, Jr. For over the past five years, Mr. Camarata has been a Director of ESRI, Inc., which is the largest provider of geographical information systems software in the world. Mr. Camarata serves on a number of boards and has been the co-founder of several companies including IRIS International, Inc. and Mobile EBT Scanners, LLC. Mr. Camarata’s education includes a Bachelor of Science degree from the University of Utah and a Master of Liberal Arts degree from Utah State University.

Jack H. Jacobs. Since 1992, Mr. Jacobs has been a principal of The Fitzroy Group, which specializes in real estate development and investments. He was previously a managing director of Bankers Trust, as well as the founder of AutoFinance Group, Inc. He has also attained the rank of Colonel (retired) in the U.S. Army, and was awarded the Congressional Medal of Honor. Mr. Jacobs’ education includes Bachelor’s and Master’s degrees from Rutgers University. Mr. Jacobs is also a director of BioNeutral, which has its securities registered under the Securities Exchange Act of 1934.

Trusten A. McArtor. Since 2001, Mr. McArtor has been the chairman of Airbus North America Holdings, which is the parent company of Airbus North America Sales, Airbus North America Customer Services, and Airbus North America Engineering. Previously, he was the founder and Chief Executive Officer of Legend Airlines, as well as Administrator of the Federal Aviation Administration. Mr. McArtor’s education includes a Bachelor of Science in Engineering Sciences from the United States Air Force Academy and a Master of Science in Engineering from Arizona State University. Mr. McArtor is also a director of Glen Aerospace Transparency Systems, Inc. and Platinum Research Corp., LLC., both of which have their securities registered under the Securities Exchange Act of 1934.

John P. Moreno. Mr. Moreno is the founder and since 1990 has been the Senior Executive Recruiter of Executive Search & Consulting, Inc., which is a consulting firm engaged in executive recruiting and start-up and early stage business consulting services. He was formerly the professional division manager of Business Specialists, a national recruiting firm. Mr. Moreno has pursued a degree in Business Administration with Friends University.

Craig A. Parker. Since 2006, Mr. Parker has been the President, Chief Executive Officer and a director of Optimal Reading Services Group, Inc. For over the past five years prior to 2006, he was the Executive Vice President and General Counsel of Emageon, Inc., and Chief Financial Officer and General Counsel of EnteGreat, Inc. Mr. Parker’s education includes a Bachelor of Science from the University of North Carolina and a Juris Doctor from the University of Alabama.
Roger J. Steinbecker. Since 2001 Mr. Steinbecker has been retired as an audit partner of PriceWaterhouseCoopers (PWC). From 1991 to 1999, he was the managing partner of PWC’s Denver and Philadelphia offices and the audit partner for a number of publicly-held companies. Mr. Steinbecker’s education includes a Bachelor of Science in Business Administration and a Masters in Accounting from the University of Missouri. Mr. Steinbecker is also a director of Horace Mann Educators Corporation, which has its securities registered under the Securities Exchange Act of 1934.

Officers

In addition to Hugh H. Williamson, III, whose background appears above, Steven M. Bragg, age 46, has been our Chief Financial Officer, Treasurer and Secretary since December 31, 2006 and since 1999 Premier Data Services, Inc.’s Chief Financial Officer, Treasurer and Secretary. Mr. Bragg has been the Chief Financial Officer or controller of four companies, as well as a consulting manager with Ernst & Young. He is the author of over 30 business books and a co-author of the Wiley GAAP Guide. Mr. Bragg's education includes a Masters in Business Administration from Babson College, a Masters in Finance from Bentley College and a Bachelors in Economics from the University of Maine.

Key Employees

Richard V. Souders. Since 1998, Mr. Souders, age 62, has been President and Chief Executive Officer of Premier Data Services, Inc. In addition, Mr. Souders has served as the President and Chief Executive Officer of each of Premier Data Services, Inc.’s subsidiaries, PDS GIS/LIS, Inc., since it inception in 2006, and FuGEN, Inc., since its acquisition in 2002. Mr. Souders is responsible for all of Premier Data Services, Inc.’s operations, as well as its strategic direction. Mr. Souders has held officer level positions in public and private corporations, including both large multi-billion dollar corporate environments and smaller rapidly growing entrepreneurial ones. Mr. Souders’ education includes a Masters in Business Administration from the University of Tulsa and a Bachelor of Science degree from Oklahoma State University.

Compensation

SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Stock Options ($) (f)	Non -Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All other Compensation (i)	Total ($) (j)
Earnest Mathis, Jr. (1)	2006 2005	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-
Hugh H. Williamson, III (2)	2006 2005	-0- -0-	45,000 -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	45,000 -0-
Steven M. Bragg (3)	2006 2005	132,825 129,135	27,500 -0-	-0- -0-	-0- -0-	14,000 14,000	-0- -0-	-0- -0-	174,325 143,135
Richard V. Souders (4)	2006 2005	230,000 215,000	27,500 -0-	-0- -0-	-0- -0-	25,000 25,000	-0- -0-	-0- -0-	282,500 240,000

________________
(1) Mr. Mathis was our President, Chief Executive and sole Officer until December 31, 2006.
(2) Mr. Williamson became our President and Chief Executive Officer on December 31, 2006, and has been Chairman of Premier Data Services, Inc., since 1994. The amounts set forth above represent amounts paid by Premier Data Services, Inc.
(3) Mr. Bragg became our Chief Financial Officer, Secretary and Treasurer on December 31, 2006. The amounts set forth above represent amounts paid by Premier Data Services, Inc.
(4) Mr. Souders has been the President and Chief Executive Officer of our subsidiary, Premier Data Services, Inc., since 1998. The amounts set forth above represent amounts paid by Premier Data Services, Inc.

Earnest Mathis, Jr. was the Company’s sole director until December 31, 2006, at which time Hugh H. Williamson, III became a director also. Neither Mr. Mathis nor Mr. Williamson received any compensation as a director from us or Premier Data Services, Inc. during the years ended December 31, 2006 or 2005. None of the current directors received any compensation as a director from us or Premier Data Services, Inc. during the years ended December 31, 2006 or 2005.

BOARD AND COMMITTEE MEETINGS

Information concerning the three Committees maintained by the Board of Directors is set forth below. The Board Committees currently consist only of directors who are not employees of the Company and who are “independent” within the meaning of the listing standards of The Nasdaq Stock Market, Inc. and, with respect to the Audit Committee, Section 10A(m)(3) of the Securities Exchange Act of 1934.

The Board held four (4) meetings during 2006. No director attended less than 75% of the Board meetings while serving as such director or less than 75% of all committee meetings on which he served as a committee member.

The Company does not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders but strongly encourages directors to attend.

It is anticipated that, at various times throughout the year, non-management directors will hold meetings without the presence of management personnel.

Since February 9, 2007, the Audit, Compensation and Corporate Governance and Nominating Committees have been the standing committees of the Board. The committees are comprised as follows:

Audit	Corporate Governance and Nominating	Compensation
Roger J. Steinbecker*	Craig A. Parker*	John P. Moreno*
Samuel J. Camarata, Jr.	Jack H. Jacobs	Trusten A. McArtor
__________

   *Chair

The Audit Committee of the Board held no meetings during fiscal 2006. The Audit Committee, among other things, recommends the Company’s independent registered public accountants, reviews the Company’s financial statements, makes reports and recommendations regarding the adequacy of internal accounting controls made by the independent registered public accountants and considers such other matters with respect to the accounting, auditing and financial reporting procedures as it may deem appropriate or as may be brought to its attention.

The Audit Committee acts under a written charter adopted and approved by the Board in February 2007. The charter is attached as Exhibit A to this Proxy Statement. The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of the Board and as “independent” is defined under current standards of The Nasdaq Stock Market, Inc. and Section 10A(m)(3) of the Securities Exchange Act of 1943, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as member of the Audit Committee.

The Corporate Governance and Nominating Committee of the Board held no meetings during fiscal 2006. The Corporate Governance and Nominating Committee acts under a written charter adopted and approved by the Board in February 2007. The charter is attached as Exhibit B to this Proxy Statement. The Corporate Governance and Nominating Committee is responsible for identifying and nominating individuals qualified to serve on the Board and the Committees of the Board, as well as reviewing the effective corporate governance policies and procedures and recommending any applicable modifications thereto. The Corporate Governance and Nominating Committee will consider, but is not required to approve, nominations for directors by shareholders for any annual meeting of the Company, provided a written recommendation is received by the Company no later than the date shareholder proposals must be submitted for consideration prior to such annual meeting (see “Shareholder Proposals for Action at the Company’s Next Annual Meeting,” below).

In evaluating the suitability of potential nominees for membership on the Board, the Corporate Governance and Nominating Committee will consider the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors, and consider the general qualifications of the potential nominees, such as:

•	Independence;
•	Diversity (e.g., age, geography, professional, other);
•	Professional experience;
•	Industry knowledge (e.g., relevant industry or trade association participation);
•	Skills and expertise (e.g., accounting or financial);
•	Leadership qualities;
•	Public company board and committee experience;
•	Non-business-related activities and experience (e.g., academic, civic, public interest);
•	Board continuity (including succession planning);
•	Board size;
•	Number and type of committees, and committee sizes; and
•	Legal and other applicable requirements and recommendations, and other corporate governance-related guidance regarding board and committee composition.

The Corporate Governance and Nominating Committee will also see that all necessary and appropriate inquiries are made into the backgrounds of such candidates. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Corporate Governance and Nominating Committee may also consider such other factors as it may deem to be in the best interests of the Company and its shareholders, including, but not limited to:

•	High standard of personal and professional ethics, integrity and values;
•	Training, experience and ability at making and overseeing policy in business, government and/or education sectors;
•	Experience serving as a director or in a similar capacity with public companies or other business entities or non-profit organizations.
•	Ability to serve as an independent director of the Company
•
Training, ability and experience in financial, auditing and accounting matters, including ability to qualify as a financial expert or be deemed financially literate pursuant to applicable laws, regulations and listing requirements.

•	Willingness and ability to keep an open mind when considering matters affecting interests of the Company and its constituents;

•	Willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to Board and committee membership;
•	Willingness and ability to serve on the Board for multiple terms, if nominated and elected, which will enable the development of a deeper understanding of the Company's business affairs;
•	Willingness not to engage in activities or interests that may create a conflict of interest with a director's responsibilities and duties to the Company and its constituents; and
•	Willingness to act in the best interests of the Company and its constituents, and objectively assess Board, committee and management performances.

In obtaining the names of possible new nominees, the Committee may make its own inquiries and will receive suggestions from other directors, stockholders and other sources. All potential nominees must first be considered by the Committee before being contacted as possible nominees and before having their names formally considered by the full Board of Directors.

The Compensation Committee of the Board held no meetings during fiscal 2006. The Compensation Committee of the Board operates under a written charter adopted and approved by the Board in February 2007. The charter is attached as Exhibit C to this Proxy Statement. The Compensation Committee is responsible for:

•
reviewing, considering, and suggesting compensatory plans and pay levels for the Chief Executive Officer for approval by the independent members of the Board, and to review, consider, suggest and approve compensatory plans and pay levels for all other officers of the Company subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and all executives who are direct reports to the Chief Executive Officer;

•	recommending the annual retainer and meeting attendance fees for all non-employee directors of the Company for service on the Board and its committees to the Corporate Governance Committee;

•
reviewing and administering (in conjunction with management) the employee long and short-term compensation plans, employee performance-based incentive plans (which are cash and equity based) and other employee benefit plans in alignment with the Company’s business strategy and in a manner that reflects, in general, programs and practices within the high technology industry; and

•	issuing annually a report on executive compensation in accordance with the applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s proxy statement.

It is expected that all current committee members will be nominated for re-election to such Committees at a Board meeting to be held immediately following the Annual Meeting.

The Board of Directors has adopted charters for its Audit, Compensation and Corporate Governance and Nominating Committees and Code of Ethics for Senior Officer and Code of Conduct for directors, officers and employees of the Company, its subsidiaries and affiliated companies. You can obtain copies of our current committee charters and code in the “ Codes” and “Corporate Governance” sections of our website: www.xedarinc.com, or by writing to our Secretary at 8310 South Valley Highway, Suite 220, Englewood, Colorado 80112.

COMPENSATION OF DIRECTORS

Fees

No fees were paid to directors during fiscal year 2006. Directors who are full-time employees of the Company received no additional compensation for serving as directors. Board members also are reimbursed for all expenses associated with attending Board or Committee meetings. Beginning February 9, 2007, Board members will receive the following fees:

For each Board meeting attended in person	$4,000
For each Board meeting attended in person that is held over the telephone	$1,000
For each non-chair committee member for each committee meeting attended	$ 250
For each committee meeting attended by the chair of that committee	$ 450
Annual retainer of the Audit Committee Chair	$2,000
Annual retainer of the Compensation and Corporate Governance and
Nominating Committee Chairs	$1,000

Directors can redeem their fees for restricted stock based on the closing price of the date of grant. The stock will vest one year after the date of grant.

In addition, each director was granted 10,000 shares of restricted common stock of the Company that will vest 3,334 shares, 3,333 shares and 3,333 shares on December 31, 2007, 2008 and 2009, respectively.

Incentive Plans

The Board of Directors has not yet adopted an incentive plan in which they nor any employee may participate.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the internal control, accounting, auditing and financial reporting practices of the Company. Specific responsibilities of the Audit Committee include:

•	Reviewing and discussing the Company’s audited financial statements with management and the Company’s independent registered public accountants ;
•	reviewing the Company’s quarterly reports with the Company’s independent registered public accountants;
•
discussing with the Company’s independent registered public accountants information relating to the independent registered public accountants’ judgments about the quality of the Company’s accounting policies and financial reporting practices;

•	recommending to the Board that the Company include the audited financial statements in its Annual Report on Form 10-KSB; and
•	overseeing compliance with the Securities and Exchange Commission requirements for disclosure of registered public accountants’ services and activities.

The Audit Committee regularly meets with management to consider the adequacy of the Company’s internal controls and the integrity of its financial reporting. The Audit Committee discusses these matters with the Company’s independent registered public accountants and with appropriate Company financial personnel and internal auditors.

The Audit Committee regularly meets privately with management, the independent registered public accountants and the internal auditors. Each of the independent registered public accountants has unrestricted access to the Audit Committee.

The Audit Committee retains and, if circumstances warrant, replaces the independent registered public accountants and regularly reviews their performance and independence from management. The Audit Committee also pre-approves all audit and permitted non-audit services and related fees.

The Board of Directors has determined that none of the Directors serving on the Committee has a relationship to the Company that may interfere with their independence from the Company and its management. As a result, each Director who serves on the Committee is “independent” as required by The Nasdaq Stock Market, Inc. listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934.

The Board of Directors has adopted a written charter setting out the roles and responsibilities the Committee is to perform. The Board has determined that Roger J. Steinbecker is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-B.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls.

Review of Audited Financial Statements

The Audit Committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2006, as audited by EKS&H, the Company’s independent registered public accountants, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with EKS&H and received from EKS&H the written disclosures required by Statement of Auditing Standards No. 61, Securities and Exchange Commission Rule 2-07 and the Independence Standards Board Standard No. 1 in January 2007 and has discussed with EKS&H its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2006 be included in the Company’s Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with accepted auditing standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America and that the Company’s independent registered public accountants are in fact “independent.”

AUDIT COMMITTEE

Roger J. Steinbecker
Samuel J. Camarata, Jr.

DISCLOSURE OF AUDIT AND NON-AUDIT FEES

Approval Policy

The Audit Committee will annually review and pre-approve the services and fees that may be provided by the independent registered public accountants during the following year. The Audit Committee will specifically review the services and fees related to the annual audit, other services that are audit-related, preparation of tax returns and tax related compliance services and all other services. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

Any service to be provided by the independent registered public accountants that has not received general approval is required to be submitted to the Audit Committee for approval prior to the commencement of a substantial portion of the engagement. Any proposed service exceeding pre-approved cost levels is also required to be submitted to the Audit Committee for specific approval.

The Audit Committee will revise the list of general pre-approved services from time to time based on subsequent determinations. The Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accountant to management.

Change in Certifying Accountant

Effective January 16, 2007, we engaged Ehrhardt Keefe Steiner & Hottman, PC (“EKS&H,”) as our principal independent accountant. Accordingly, we dismissed Schumacher & Associates, Inc., Certified Public Accountants (“Schumacher & Associates”), on the same date.

The decision to change accountants was recommended and approved by our Board of Directors.

Schumacher & Associates’ report on our financial statements dated February 22, 2006 for the past two fiscal years ended December 31, 2005 and 2004, and for the period from October 1, 2004 (date of new development stage) to December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Schumacher & Associates expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements for the years ended December 31, 2005 and 2004, and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Schumacher & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schumacher & Associates, would have caused Schumacher & Associates to make reference to the subject matter of the disagreement in connection with their report.

During the two most recent fiscal years, and the subsequent interim period through the date hereof, we have not consulted with EKS&H regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has EKS&H provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set fort in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Fees

The following table sets forth the aggregate fees billed by CNE, CPA’s and Advisors, P.C. in 2005 and 2006, our accountant for 2005, and by Schumacher & Associates in 2006. As indicated above, EKS&H has been selected as our accountant for our 2006 audit, We paid nothing to EKS&H during 2006.

		Audit
	Audit	Related	Tax	All Other
Year	Fees(1)	Fees(2)	Fees(3)	Fees(4)	Total

2005	$3,505	$--	$113	$--	$3,818
2006	$8,700	$800	$--	$--	$9,000
_______________

(1)	Includes fees for the annual audit and quarterly reviews.
(2)	Includes fees for services for miscellaneous compliance audits and other SEC filings.
(3)	Includes fees for annual federal and state income tax compliance services.
(4)	Includes miscellaneous tax and other consulting services.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(PROPOSAL NUMBER 2)

EKS&H has been selected as the Company’s independent registered public accountants. Shareholder ratification of the selection of EKS&H as the Company’s independent registered public accountants is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of EKS&H for shareholder ratification as a matter of good corporate practice. Notwithstanding the selection, the Audit Committee of the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders. A representative of EKS&H is expected to be present at the Annual Meeting, to have the opportunity to make a statement if desired, and to be available to respond to appropriate questions.

Ratification of the appointment of EKS&H as the Company’s independent registered public accountants will require the affirmative vote of the holders of at least a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting. All of the Directors and executive officers of the Company intend to vote their shares “FOR” the ratification of the appointment of EKS&H as the Company’s independent registered public accountants. If the holders of at least a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting fail to ratify the appointment of EKS&H as the Company’s independent registered public accountants, the Audit Committee will consider such failure at a subsequent meeting of the Audit Committee and determine, in its discretion, what action it should take, if any.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF EKS&H AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 2, 2007, there were 22,650,518 shares of the Company’s Common Stock outstanding. The following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of April 2, 2007 by (i) each person who is known by us to own beneficially more than 5% of the Company’s outstanding stock; (ii) each of the Company’s named executive officers and directors; and (iii) all of the Company’s named executive officers and directors as a group. Except as otherwise indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.

PRINCIPAL STOCKHOLDERS

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent of Class

Hugh H. Williamson, III	6,047,892(1)	26.7%
8310 S. Valley Highway, #220
Greenwood Village, CO 80112

Steven M. Bragg	166,222	Less than 1%

Richard V. Souders	1,311,937	5.8%

Samuel J. Camarata, Jr.	10,000(²)	Less than 1%

Jack H. Jacobs	10,000(²)	Less than 1%

Trusten A. McArtor	10,000(²)	Less than 1%

John P. Moreno	10,000(²)	Less than 1%

Craig A. Parker	10,000(²)	Less than 1%

Roger J. Steinbecker	10,000(²)	Less than 1%

All named executive officers	7,586,051	33.5%
and directors as a group
(9 persons)

Jeffrey R. Grime	1,146,000	5.05%
13004 Dunhill Drive
Fairfax, VA 22030

Don W. Rakestraw	1,554,000	6.9%
219 Apple Blossom Court
Vienna, VA 22181

Underwood Family Partners, Ltd.	1,580, 001(³)	7.0%
1610 Wynkoop Street, #100
Denver, CO 80202
____________

(1)
Includes 251,659 shares owned by Mr. Williamson, 4,302,821 shares owned by Humanade LLC, of which Mr. Williamson is the Manager and 1,493,412 shares owned by the Nancy Williamson Revocable Trust, of which Mr. Williamson is the husband of the Trustee and beneficiary.

(2)	Each of the above directors was granted 10,000 shares of the Company’s Common Stock to vest in 3,334 shares, 3,323 shares and 3,333 shares on December 31, 2007, 2008 and 2009, respectively.
(3)	Underwood Family Partners, Ltd. is a limited partnership, the general partner of which is L. Michael Underwood.

A change in control of the Company occurred on December 31, 2006, when, through a wholly owned subsidiary formed specifically for that purpose, the Company merged with Premier Data Services, Inc., a Delaware corporation, controlled by Hugh H. Williamson, III, as more particularly described in the Company's Current Report on Form 8-K, filed January 5, 2007. Control was assumed from Earnest Mathis, Jr., the President, CEO, Director and single largest shareholder of the Company prior to the merger. Before the merger there was no material relationship between the Company, our affiliates, and Premier Data Services, Inc. Post merger, the Company conducts the business of Premier Data Services, Inc., through the Company’s wholly owned subsidiary, Premier Data Services, Inc. Pursuant to the merger agreement, the Company issued an aggregate of 14,082,871 shares of its common stock in exchange for (i) 13,685,018 shares of the common stock and (ii) 2,685,253 shares of the Series A preferred stock of Premier Data Services, Inc., based upon a conversion ratio of 0.78199 shares of the Company’s common stock for each 1 share of Premier Data Services, Inc. common stock, and 1.25922 shares of the Company’s common stock for each 1 share of the Series A preferred stock of Premier Data Services, Inc.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, as well as persons beneficially owning more than 10% of the outstanding Common Stock, to file certain reports of ownership with the Securities and Exchange Commission within specified time periods. Such officers, directors and shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of such forms, and all amendments received by it, or written representations from certain reporting persons, the Company believes that between January 1, 2006 and December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met.

Annual Report to Shareholders

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, which contains audited financial statements, was mailed with this Notice and Proxy Statement to all shareholders of record on the record date.

Voting by Proxy

In order to ensure that your shares will be represented at the Annual Meeting, please sign and return the enclosed Proxy in the envelope provided for that purpose, whether or not you expect to attend. Any shareholder may, without affecting any vote previously taken, revoke a written proxy by giving notice of revocation to the Company in writing or by executing and delivering to the Company a later dated proxy.

Shareholder Proposals for Action at the Company’s Next Annual Meeting

A shareholder proposal for shareholder action at the next Annual Meeting of Shareholders to be held in 2008, must be received by the Company’s Secretary at the Company’s offices no later than December 6, 2007, in order to be included in the Company’s proxy statement and form of proxy for that meeting. Such proposals should be addressed to Xedar Corporation, 8310 South Valley Hwy., Suite 220, Englewood, CO 80112, Attn: Corporate Secretary, Shareholder Communications. If a shareholder proposal is introduced at the 2008 Annual Meeting of Shareholders without any discussion of the proposal in the Company’s proxy statement, and the shareholder does not notify the Company on or before February 19, 2008, as required by the Securities and Exchange Commission’s Rule 14a-4(c)(1), of the shareholder’s intent to raise such proposal at the Annual Meeting of Shareholders, then proxies received by the Company for the 2008 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

                            By Order of the Board of Directors
                            /s/ Hugh H. Williamson, III
                            Hugh H. Williamson, III,
                            Chair, President and CEO

XEDAR CORPORATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Samuel J. Camarata	[ ]	[ ]	02 - Jack H. Jacobs	[ ]	[ ]	03 - T. Allan McArtor	[ ]	[ ]
04 - John P. Moreno	[ ]	[ ]	05 - Craig A. Parker	[ ]	[ ]	06 - Roger J. Steinbecker	[ ]	[ ]
07 - Hugh H. Williamson, III	[ ]	[ ]						

	For	Against	Abstain
2. Ratification of Ehrhardt Keefe Steiner & Hottman PC as the Company's independent auditors.	[ ]	[ ]	[ ]

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box
______________________	______________________	______________________

Proxy — Xedar Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2007

The undersigned hereby constitutes and appoints Hugh H. Williamson, III, and Steven M. Bragg, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of the no par value common stock ("Common Stock") of Xedar Corporation, a Colorado corporation, at the Annual Meeting of Shareholders (the "Meeting") to be held in the Conference Room of Cherry Creek Capital Partners, 3773 Cherry Creek North Drive, Suite 1075, Denver, Colorado 80209, on April 24, 2007, at 1:00 p.m., Mountain time, and at all adjournments thereof.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies, or either of them, lawfully may do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Annual Report furnished therewith.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE AND "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE COMPANY'S ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Items to be voted appear on reverse side.)

EXHIBIT A

XēDAR Corporation
Board of Directors
AUDIT COMMITTTEE CHARTER
As Adopted by the Board
February 9, 2007

I. Purpose

The Audit Committee (the “Committee”) of the Company is appointed by, and generally acts on behalf of, the Board of Directors (the “Board”) of XēDAR Corporation (the “Company”). The Board has established the governing principles of the Committee through the adoption of this Charter. The Committee’s principal purpose shall be:

(i)
to assist the Board in its oversight of (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the Company’s Internal Controls; and (iv) the performance of the Company’s Internal Audit function;

(ii)
to interact directly with and evaluate the performance of the Independent Auditors, including to determine whether to engage or dismiss the Independent Auditors, to approve their fees, and to monitor the Independent Auditors’ qualifications and independence; and

(iii)	to prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

With respect to financial reporting, and compliance with laws and regulations, management is responsible for the Company’s reporting process and the system of Internal Controls. Management is responsible for the completeness and accuracy of the Company’s financial statements and the fair presentation of the financial condition, results of operations and cash flows of the Company. Management is also responsible for assuring compliance with applicable laws and regulations and with the Company’s Code of Conduct and the Company’s Code of Ethics.

The Independent Auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those audited financial statements in accordance with generally accepted accounting principles (“GAAP”). The Independent Auditors shall provide an attestation report on management’s assessment of Internal Controls over financial reporting in accordance with Rule 2-02(f) of Regulation S-X promulgated by the SEC.

Consistent with the specific duties of the Committee listed below, it is the responsibility of the Committee, working in conjunction with management and the Independent Auditors, to oversee and monitor these policies and procedures in a manner that achieves its objectives.

Exhibit A-1

II. Responsibilities and Duties

A. Financial Reporting

1. General

The Committee shall review and discuss with management and the Independent Auditors, as appropriate, the following:

(i)	the Company’s policies and procedures regarding disclosures that may impact the financial statements;

(ii)	significant financial reporting issues and judgments;

(iii)	the adequacy of the Company’s Internal Controls and any actions taken to address reportable or material control deficiencies;

(iv)	financial statement presentation;

(v)	regulatory and accounting initiatives;

(vi)
all alternative treatments of the Company’s financial information, including the use of “pro forma” or “adjusted” non-GAAP information, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditors;

(vii)
any reports prepared by the Independent Auditors and provided to the Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, application and disclosure of critical accounting principles and practices, all alternative assumptions, estimates or methods used by the Independent Auditors or that have been discussed with management and the effects, if any, such treatments have on the Company’s financial statements and the treatment preferred by the Independent Auditors;

(viii)	all “special-purpose” entities, off-balance sheet structures and complex financing transactions;

(ix)	any disagreements that may have occurred between the Independent Auditors and management relating to the Company’s financial statements or disclosures;

(x)	any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements; and

(xi)	any other matters required to be discussed by applicable auditing standards, laws or regulation.

Exhibit A-2

2. Preparation and Release of Financial Information

(i)
The Committee shall review and obtain an understanding of the scope and timing of the annual audit as well as the results of the audit work performed by the Independent Auditors. For quarterly information, the Committee shall obtain an understanding of the extent to which the Independent Auditors review quarterly financial information.

(ii)
The Committee shall meet with the Company’s general counsel, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on the Company’s financial results and related disclosures.

(iii)	The Committee shall review earnings press releases prior to their release, as well as the types of financial information and earnings guidance provided to analysts and rating agencies.

(iv)
The Committee shall review and discuss with management and the Independent Auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s Forms 10-Q, and any other financial disclosures prior to their release to determine that the Independent Auditors are satisfied with the disclosure and content of the financial statements to be presented.

(v)	The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3. Audit Committee Report

The Committee shall prepare annually a report in accordance with the applicable rules and regulations of the SEC for inclusion in the Company’s proxy statement.

B. Monitoring Compliance with Laws

The Committee shall meet periodically with the senior member of the Internal Audit department, the Company’s general counsel, and where appropriate, the Independent Auditors to review the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct and the Company’s Code of Ethics. Specifically, the Committee shall among other actions it deems appropriate, perform the following:

(i)	oversee the implementation of the Company’s Code of Conduct and the Company’s Code of Ethics;

(ii)
review significant cases of conflict of interest, misconduct, or fraud under the Company’s Code of Conduct and the Company’s Code of Ethics and the resolution of such cases in accordance with applicable SEC rules and NASDAQ listing standards;

(iii)	review the Company’s policies and processes for compliance with U.S. and foreign country export controls, laws and regulations; and

(iv)	review the Company’s policies and processes for compliance with the Foreign Corrupt Practices Act and the Federal Sentencing Guidelines.

Exhibit A-3

C. Oversight of Disclosure Controls and Procedures and Internal Controls and Procedures

1.
The Committee shall oversee the Company’s (i) disclosure controls and procedures, (ii) Internal Controls over financial reporting (as defined by the SEC), as well as (iii) Internal Controls generally (collectively, “Internal Controls”). The Committee will review with the Independent Auditors, the Company’s internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the Internal Controls of the Company. This review will include any recommendations for the improvement of such Internal Controls or areas where new or more detailed Internal Controls are desirable.

2.	The Committee shall evaluate whether management is setting the appropriate tone at the top by communicating the importance of effective Internal Controls.

3.	The Committee shall evaluate the adequacy of such Internal Controls to expose payments, transactions, or procedures that might be deemed illegal or otherwise improper.

D. Oversight of Internal Audit

1.
The Committee shall oversee the activities, organizational structure and qualifications of the Internal Audit department. The Internal Audit department shall report functionally to the Committee and administratively to the Company’s Chief Financial Officer.

2.
A representative from the Internal Audit department shall attend Committee meetings and report, at least semi-annually, to the Committee on audit results for the period and the status of the audit schedule. Reports may be made at more frequent intervals if deemed necessary by the Committee or as may be requested by the Internal Audit department.

3.	The Committee shall review and approve the annual internal audit plan, objectives, schedules and any special projects undertaken by the Internal Audit department.

4.
The Committee shall discuss with the Internal Audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the Internal Audit department the results of the internal audits and special projects.

5.
The Committee shall review any significant reports to management prepared by the Internal Audit department, management’s responses and the status of any recommended corrective action. Particular emphasis will be given by the Committee to significant control deficiencies and actions taken by management to correct them.

6.
The Committee shall discuss with the Internal Audit department any audit problems or difficulties, including any restrictions on the scope of the Internal Audit department’s activities or on access to requested information, and management’s response to same and any other matters required to be brought to its attention.

Exhibit A-4

7.
The Committee may request, either directly, or through the Chief Financial Officer, that the Internal Audit department perform special studies, investigations, or other services in matters of interest or concern to the Committee.

8.	The Committee shall review the effectiveness of the Internal Audit function.

9.
The Committee shall periodically review the charter of the Internal Audit department to ensure that it provides for the independence, objectivity and authority of the Internal Audit function, and make recommendations thereto. The Committee shall ensure that the members of the Internal Audit department shall have unrestricted access to all of the Company’s records, reports, personnel, and physical properties as may be determined by the members of the Internal Audit department to be relevant to the performance of their audits.

10.	The Committee shall review and approve the appointment and replacement of the senior member of the Company’s Internal Audit department.

E. Oversee Relationship with Independent Auditors

1. Appointment and Authorization of Services

a.	The Committee shall have the sole authority to retain, set fees and retention terms, terminate and oversee the activities of the Company’s Independent Auditors.

b.	The Independent Auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of fees to the Independent Auditors.

c.
The Committee shall review and approve in advance the retention of the Independent Auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Committee may delegate to one or more of its members the authority to grant pre- approvals for the performance of non-audit service and shall report the pre-approval to the full Committee at its next scheduled meeting. The Committee shall periodically notify the Board of approvals.

d.	Prior to the audit, the Committee shall meet with the Independent Auditors to discuss the planning and staffing of the audit.

2. Oversight of Independence and Qualifications of Independent Auditors

a.
To assess the independence of the Independent Auditors, the Committee shall, at least annually, obtain and review a report by the Independent Auditors describing all relationships between the firm and the Company and all professional services provided to the Company. The Committee shall review with the Independent Auditors the nature and scope of all disclosed relationships or professional services and take, or recommend that the Board take, appropriate action to ensure the continuing independence of the auditors.

Exhibit A-5

b.
The Committee shall, at least annually, obtain and review a report by the Independent Auditors describing: (a) the auditing firm’s internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, and any steps taken to deal with any such issues.

c.
After reviewing the reports from the Independent Auditors and the Independent Auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the Independent Auditors’ performance and independence, including whether the Independent Auditors’ quality controls are adequate. In making its evaluation, the Committee shall take into account the opinions of management and the senior members of the Company’s Internal Audit department. The Committee shall present its conclusions with respect to the evaluation of the Independent Auditors to the Board.

3. Other Oversight Responsibilities

a.
The Committee shall discuss with the Independent Auditors any audit problems or difficulties, including any restriction on the scope of the auditor’s activities or on access to requested information, and management’s response to same and any other matters required to be brought to its attention under auditing standards.

b.	The Committee shall set clear policies for the hiring by the Company of employees or former employees of the Independent Auditors so as to preserve the independence of the Independent Auditors.

4. Limitation of Audit Committee’s Role

a.
The Independent Auditor, management and the Internal Audit department are or shall be ultimately accountable to the Committee, in its capacity as a committee of the Board, and to the full Board. While the Committee has the oversight, supervisory and other powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. These matters and tasks are the responsibility of the Company’s management and/or the Independent Auditor to bring appropriate matters to the attention of the Committee, and to keep the Committee informed of matters which the Company’s management or the Independent Auditor believe require attention, guidance, resolution or other actions. While it is not the duty of the Committee to conduct investigations or to assure compliance with applicable laws, rules and regulations, the Committee may take such actions with respect to such matters, as it deems necessary or advisable in fulfilling its duties identified above.

Exhibit A-6

b.
To the fullest extent permissible under applicable law, each member of the Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Committee by any of the Company’s officers, employees, or committees, the Independent Auditor, the Internal Audit department or any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

III. Other Powers and Responsibilities

A. Evaluations

With the assistance of the Corporate Governance Committee, the Committee shall annually review and assess its own performance and the performance of each Committee member and report to the Board the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

B. Investigations; Retention of Professional Advisors

1.
The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. Management shall provide or arrange to provide such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of the Company, and/or others whose views would be considered helpful to the Committee.

2.
The Committee shall have the authority to obtain advice, counsel and assistance from internal and external legal, accounting and other advisors for any reason, including but not limited to any special investigations deemed necessary by the Committee. The Company shall provide appropriate funding for the Committee to retain such advisors without requiring the Committee to seek Board approval.

C. Risk Management

The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures. The Committee also shall review the Company’s existing processes and policies with respect to risk assessment and risk management.

D. Related-party Transactions

The Committee shall review and approve all transactions between the Company (and its subsidiaries) and its directors and executive officers.

Exhibit A-7

E. Grievance Procedures

The Committee shall establish procedures (i) for the receipt, retention, and treatment of complaints received by the Company regarding internal controls, or auditing matters, and (ii) for the confidential, anonymous submission by the Company employees of concerns regarding questionable accounting or auditing matters.

F. Disputes with Management

The Committee shall resolve any significant disagreements between the Independent Auditors and management, and between the Internal Audit department and management.

G. Revision of Charter

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

H. Reports

The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s Independent Auditors, the performance of the Company’s Internal Audit department and the effectiveness of the Company’s Internal Controls.

I. Miscellaneous

1.
The Committee shall perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, Bylaws, and governing law, as the Committee or the Board deem necessary or appropriate.

2.	The Company will provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

IV. Membership and Organization of Committee

A. Size of Committee

The Committee shall consist of at least two directors.

B. Member Qualifications

1.
Each of the members of the Committee shall meet the independence and experience requirements of the NASD and applicable federal securities laws, including the additional audit committee independence requirements set forth in Section 10A(m)(3) of the Exchange Act of 1934, as amended, and the rules promulgated thereunder.

Exhibit A-8

2.
Each of the members of the Committee must be able to read and understand financial statements, including the Company’s statement of financial condition, income statement and cash flow statement at the time of his or her appointment to the Committee. At least one member shall be a financial expert with the education and past employment experience necessary for compliance with the audit committee composition requirements of the NASD. To the extent possible, at least one member shall be an “audit committee financial expert” as that term is defined by the SEC.

3.
Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

C. Appointment

The members of the Committee shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Corporate Governance Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson.

D. Term

Members of the Committee will be appointed for one-year terms and shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed. The Board may fill vacancies on the Committee and remove a member of the Committee at any time with or without cause. No member of the Committee shall be removed except by majority vote of the independent directors of the Board then in office.

V. Conduct of Meetings

A. Frequency

The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than five (5) times per year, either in person or telephonically. Half of the members of the Committee shall constitute a quorum. The Chairman of the Board or any Committee member shall have the right to call a special meeting of the Committee.

B. Non-Committee Member Attendees

1.
The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

2.
The Committee shall meet with the Independent Auditors, the senior member of the Company’s Internal Audit department, and management in separate executive sessions as often as it deems necessary and appropriate.

C. Conduct of Meetings

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

Exhibit A-9

D. Minutes

Written minutes of Committee meetings shall be maintained with the books and records of the Company.

E. Delegation of Authority

The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

Exhibit A-10

EXHIBIT B

XēDAR Corporation
Board of Directors
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
As Adopted by the Board
February 9, 2007

I. Purpose

The Corporate Governance and Nominating Committee (the “Committee”) of the Company is appointed by, and generally acts on behalf of, the Board of Directors (the “Board”) of XēDAR Corporation. (the “Company”). The Board has determined to establish the governing principles of the Committee through the adoption of this Charter. The Committee’s principle purposes shall be:

(i)	to establish criteria for the selection of directors and to recommend to the Board the nominees for director in connection with the Company’s annual meeting of stockholders;

(ii)	to take a leadership role in shaping the Company’s corporate governance policies and to develop and recommend to the Board the Company’s Statement on Corporate Governance; and

  (iii) to oversee and coordinate annual evaluations of the Board, its committees and its members.

II. Responsibilities and Duties

A. Evaluation of the Board and its Composition

The Committee has the following responsibilities:

(i)
to consider and make recommendations to the Board concerning the appropriate size and overall characteristics of the Board including desired competencies, skills and attributes of “independent” directors, as such term is defined by applicable regulatory and listing standards;

(ii)
to establish criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole. In addition, the Committee may consider, as appropriate in a particular case, the candidate’s: (a) qualifications as “independent” under the various standards applicable to the Board and each of its committees, as well as in the judgment of the Committee; (b) depth and breadth of experience within the Company’s industry and otherwise; (c) outside time commitments; (d) special areas of expertise; (e) accounting and finance knowledge; (f) business judgment; (g) leadership ability; (h) knowledge of international markets; (i) experience in developing and assessing business strategies; (j) corporate governance expertise; (k) risk management skills; and (l) for incumbent members of the Board, the past performance of the incumbent director, in addition to the foregoing criteria. All nominations for membership on the Board shall be in compliance with the Company’s Procedures for the Nomination of Members of the Board;

Exhibit B-1

(iii)	to submit to the Board annually the Committee’s proposed slate of nominees for directors for submission to the shareholders at the Company’s annual meeting of shareholders;

(iv)
to conduct searches for prospective directors, review candidates recommended by stockholders, and evaluate and recommend candidates for election to the Board or to fill vacancies. In making its recommendation, the Committee shall seek out outstanding talent among minority groups and women, and shall give consideration to the staffing needs of each of the committees of the Board;

(v)	to establish policies for reviewing the continued appropriateness of Board membership when an individual director changes the position he or she held when elected or appointed to the Board;

(vi)
to evaluate and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of committee chairs; recommendations shall consider suggestions from the Chairperson of the Board, desired characteristics of committee members, specific legal and regulatory requirements, whether there should be a policy of periodic rotation of directors among the committees, the number of boards and other committees on which the directors serve, and whether there should be any limitations on the number of consecutive years a director should serve on any one committee;

(vii)	to periodically review the “independence” of each director, as such term is defined by applicable regulatory and listing standards; and

(viii)	to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

B. Corporate Governance Oversight

The Committee has the following responsibilities:

(i)
to periodically, but no less frequently than annually, review and assess the adequacy of the Company’s corporate governance principles and recommend any changes to the Board for its approval and adoption;

(ii)	to evaluate and recommend to the Board the responsibilities of the Board committees, including the structure, operations and the authority to delegate to subcommittees;

(iii)	to assist the Board in its allocation of workload among the various committees of the Board;

(iv)	to periodically review and reassess the adequacy of the charters of the various committees of the Board and recommend any proposed changes to the Board for its approval;

(v)	to assist the Board with development of responsibilities of directors, including basic duties and responsibilities with respect to attendance at board meetings and advance review of meeting materials;

(vi)	to oversee the review and update, when appropriate, of the Company’s Code of Conduct and the Company’s Code of Ethics;

Exhibit B-2

(vii)	to approve all service by senior executive officers on outside boards of directors, other than service on boards that is at the request of the Company; and

(viii)	to review and recommend adoption of all director and officer insurance policy requirements.

C. Board Evaluation and Development

The Committee has the following responsibilities:

(i)
to establish procedures for the Committee to exercise oversight of the evaluation of the full Board and its committees, conduct a periodic review of performance of all directors and, where any director’s performance shall be judged unsatisfactory, recommend appropriate action to the full Board;

(ii)	to establish and maintain an orientation program for new directors;

(iii)	to develop, or make available, a continuing education program conducted either internally or externally for all directors; and

(iv)
to periodically review, consider and recommend to the Board the total compensation program for all non-employee directors of the Company for service on the Board and its committees upon recommendation of the Compensation Committee.

III. Other Powers and Responsibilities

A. Evaluations

The Committee shall annually review and assess its own performance and the performance of each Committee member and report to the Board the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

B. Reports

The Committee shall make regular reports to the Board, providing an overview of its activities, summarizing Committee actions and commenting on the fulfillment of the Committee’s duties under this Charter. The Committee shall also present resolutions to the Board that the Committee has recommended be adopted at the Board level.

C. Retention of Professional Advisors

The Committee shall have the authority to retain consultants and other third-party advisors of its selection as it deems necessary to provide it with advice and counsel, including a search firm to fulfill its responsibilities of identifying candidates for Board membership. The Company shall provide appropriate funding for the Committee to retain such advisors without requiring the Committee to seek Board approval.

Exhibit B-3

D. Revision of Charter

The Committee periodically, and no less frequently than annually, shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

E. Related Party Transactions

The Committee shall review and approve all transactions between the Company (and its subsidiaries) and its directors and executive officers, and shall promptly make a report of all such transactions to the full Board.

F. Miscellaneous

The Committee shall perform any other activities consistent with this Charter, the Company’s Articles of Incorporation, Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

IV. Membership and Organization of Committee

A. Size of Committee

The Committee shall consist of at least two independent directors.

B. Appointment

The members of the Committee shall be appointed by the Board. The Board shall designate one member of the Committee to serve as Chairperson. If the Chairperson is absent from a meeting, another member of the Committee may act as Chairperson.

C. Term

Members of the Committee will be appointed for one-year terms and shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed. The Board may fill vacancies on the Committee and remove a member of the Committee at any time with or without cause. No member of the Committee shall be removed except by majority vote of the independent directors of the Board then in office.

V. Conduct of Meetings

A. Frequency

The Committee shall meet when , where, and as often as it may deem necessary and appropriate in its judgment, but in no event less than four (4) times per year, either in person or telephonically. Two thirds of the members of the Committee shall constitute a quorum. The Chair of the Board, the Chair of the Committee, or the Company’s Chief Executive Officer shall have the right to call a special meeting of the Committee.

B. Non-Committee Member Attendees

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

Exhibit B-4

C. Conduct of Meetings

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

D. Minutes

A member of the Committee or the Corporate Secretary shall keep written minutes of Committee meetings, which minutes shall be maintained with the books and records of the Company.

E. Delegation of Authority

The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

Exhibit B-5

EXHIBIT C

XēDAR Corporation
Board of Directors
COMPENSATION COMMITTEE CHARTER
As Adopted by the Board
February 9, 2007

I. Purpose

The Compensation Committee (the “Committee” of the Company is appointed by, and generally acts on behalf of, the Board of Directors (the “Board”) of XēDAR Corporation (the “Company”). The Board has determined to establish the governing principles of the Committee through the adoption of this Charter. The Committee’s principle purposes shall be:

(i)
to review, consider, and suggest compensatory plans and pay levels for the Chief Executive Officer (“CEO”) for approval by the independent members of the Board, and to review, consider, suggest and approve compensatory plans and pay levels for all other officers of the Company subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all executives who are direct reports to the Chief Executive Officer (together with the CEO, the “Executives”);

(ii)
to recommend the annual retainer and meeting attendance fees for all non-employee directors of the Company (the “Directors”) for service on the Board and its committees to the Corporate Governance Committee;

(iii)
to review and administer (in conjunction with management) the employee long and short-term compensation plans, employee performance-based incentive plans (which are cash and equity based) and other employee benefit plans in alignment with the Company’s business strategy and in a manner that reflects, in general, programs and practices within the high technology industry; and

(iv)
to issue annually a report on executive compensation in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s proxy statement.

II. Responsibilities and Duties

The Committee has the following responsibilities:

(i)	to periodically review, consider and approve the philosophy for compensation of its Directors, Executives and employees;

(ii)	to provide oversight with regard to the development and ongoing refinement of the Company’s compensation philosophies on behalf of any compensation or benefit plan maintained by the Company;

Exhibit C-1

(iii)
to periodically review, consider and recommend to the Corporate Governance Committee the total compensation program for the non-employee Directors for service on the Board and its committees. Overall compensation may include a cash annual retainer, cash meeting fees, stock compensation and additional consideration as recommended by the Committee. Total compensation is to be based on market data from the high technology industry, provided by an independent subject matter expert/firm retained by the Committee for such purpose;

(iv)
to periodically review, consider and approve the total compensation program for Executives to ensure that the elements of that program support the Company’s philosophy for the compensation of Executives and relate back to the Company’s strategy, as established by the Board. The compensation program may be composed of a mix of base salary, short and long-term incentives, deferred compensation programs, equity awards and Executive benefits. The Committee shall also review, consider, suggest and approve individual compensation packages for each of the Executives, except that the package for the CEO shall be approved by the independent members of the Board;

(v)
to consider, in evaluating Executive compensation, both the Company’s and the Executive’s performance, compensation paid to similar executive officers of other companies within the high technology industry and past awards to the Executive;

(vi)
to establish and administer objective performance goals under which performance-based compensation may be paid to the CEO and the Named Executive Officers (as that term is defined in item 402 of Regulation S-K under the Securities Act of 1933, as amended) of the Company and to certify that such performance goals are attained prior to the payment of any performance-based compensation that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code; provided that the independent members of the Board shall have final approval over the administration of performance goals for the CEO;

(vii)
to periodically review, consider and approve the total compensation program for employees to ensure that the elements of that program support the Company’s philosophy for the compensation of employees and relate back to the Company’s strategy, as established by the Board. The compensation program may be composed of a mix of base salary, short and long-term incentives, deferred compensation programs, equity awards and benefits;

(viii)
to interpret, administer and, where applicable, make awards to Executives and employees under the Company’s employee stock option and stock purchase plans (the “Stock Plans”) and other benefit plans, including determining eligibility, the number and type of options available for grant and the terms of such grants, to review and approve management’s recommendations, and if the Committee deems necessary, to amend those Stock Plans. With respect to employee compensation only, the Committee may delegate this responsibility to one or more sub-committees as it determines to be appropriate;

(ix)
to subject itself to oversight by the Board and fully cooperate with any audit of the Committee or any other request for information by the Board or the Company’s internal and outside auditors, including to open its books and records in connection with the Board’s oversight, any audit of the Committee or any such request for information;

Exhibit C-2

(x)
to prepare annually a report to the Board regarding the compensation of the Executives of the Company that are subject to the reporting requirements of Section 16 of the Exchange Act in accordance with the applicable rules and regulations of the SEC stating the criteria by which such Executives receive compensation and for inclusion in the Company’s proxy statement;

(xi)
to monitor compliance with Section 304 of the Sarbanes Oxley Act of 2002 (16 U.S.C. Section 7423) and Section 13(k) of the Exchange Act, relating, respectively to forfeiture of certain bonuses and profits by the CEO and Chief Financial Officer and to the prohibition on personal loans by the Company to the directors and officers of the Company;

(xii)	to periodically review with the CEO and other members of management, matters relating to management succession and executive development, including, but not limited to compensation;

(xiii)	to review, consider and approve special employment arrangements and agreements for Executives and potential hires that would likely become executive officers;

(xiv)	to oversee the Company’s global employee benefit programs and advise on which changes should be approved by the stockholders or the Board, where applicable, and

(xv)	to periodically advise and consult with the Company’s Executives regarding managerial personnel matters.

III. Other Powers and Responsibilities

A. Evaluations

With the assistance of the Corporate Governance Committee, the Committee shall annually review and assess its own performance and the performance of each Committee member and report to the Board the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

B. Reports

The Committee shall make regular reports to the Board, providing an overview of its activities, summarizing Committee actions and commenting on the fulfillment of the Committee’s duties under this Charter. The Committee shall also present resolutions to the Board that the Committee has recommended be adopted at the Board level.

C. Retention of Professional Advisors

The Committee shall have the authority to retain consultants and other third-party advisors of its selection to provide it with advice and counsel about the Company’s compensation and benefit programs. The Company shall provide appropriate funding for the Committee to retain such advisors without requiring the Committee to seek Board approval.

Exhibit C-3

D. Revision of Charter

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

E. Miscellaneous

The Committee shall perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

IV. Membership and Organization of Committee

A. Size of Committee

The Committee shall consist of at least two directors.

B. Member Qualifications

All members of the Committee shall meet the definitions of: “independent director” under the Rules of the NASDAQ Stock Market, Inc.; “outside directors” under Treasury Regulation 1.162-27 (e)(3), for purposes of Internal Revenue Code Section 162(m); and “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as such requirements may change from time to time.

C. Appointment

The members of the Committee shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Corporate Governance Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson. If the Chairperson is absent from a meeting, another member of the Committee may act as Chairperson.

D. Term

Members of the Committee will be appointed for one-year terms and shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed. The Board may fill vacancies on the Committee and remove a member of the Committee at any time with or without cause. No member of the Committee shall be removed except by majority vote of the independent directors of the Board then in office.

V. Conduct of Meetings

A. Frequency

The Committee shall meet when, where and as often as it may deem necessary and appropriate in its judgment, but in no event less than four (4) times per year, either in person or telephonically. Half of the members of the Committee shall constitute a quorum. The Chair of the Board, the Chair of the Committee, or the Company’s Chief Executive Officer, shall have the right to call a special meeting of the Committee.

Exhibit C-4

B. Non-Committee Member Attendees

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests. Notwithstanding the foregoing, the compensation of the Chief Executive Officer shall be approved by the Committee meeting in an executive session at which the Chief Executive Officer may be in attendance.

C. Conduct of Meetings

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

D. Minutes

A member of the Committee or the Corporate Secretary shall keep written minutes of Committee meetings, which minutes shall be maintained with the books and records of the Company.

E. Delegation of Authority

The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

Exhibit C-5